UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 14, 2020

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue, New York, New York		10179

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock	JPM	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 6.10% Non-Cumulative Preferred Stock, Series AA	JPM PR G	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 6.15% Non-Cumulative Preferred Stock, Series BB	JPM PR H	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange

Alerian MLP Index ETNs due May 24, 2024	AMJ	NYSE Arca, Inc.

Guarantee of Callable Step-Up Fixed Rate Notes due April 26, 2028 of JPMorgan Chase Financial Company LLC	JPM/28	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On September 14, 2020, JPMorgan Chase & Co. (“JPMorgan Chase”) issued a press release announcing that J.P. Morgan Securities LLC, a wholly owned indirect subsidiary of JPMorgan Chase, has commenced a cash tender offer (the “Offer”) to purchase any and all of the securities of JPMorgan Chase listed in the table below.

CUSIP Number	Title of Security
46625HQJ2	2.550% Notes due 2021
46625HQK9	Floating Rate Notes due 2021
46625HHZ6	4.625% Notes due 2021
46625HRU6	Floating Rate Notes due 2021
46625HRT9	2.400% Notes due 2021
46625HJC5	4.350% Notes due 2021
46625HJD3	4.500% Notes due 2022
46647PAS5	Fixed-to-Floating Rate Notes due 2022
46647PAT3	Floating Rate Notes due 2022

JPMorgan Chase also announced that it intends to redeem, on or about October 14, 2020, any of its 2.400% Notes due 2021 that remain outstanding after the completion of the Offer.

A copy of the press release relating to these announcements is attached as Exhibit 99 hereto and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of offers to sell any securities and does not constitute a notice of redemption with respect to the 2.400% Notes due 2021 of JPMorgan Chase. The Offer is being made only pursuant to the Offer to Purchase and the related Notice of Guaranteed Delivery. The Offer is not being made to holders of securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99	JPMorgan Chase press release dated September 14, 2020.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Jordan A. Costa
Name:	Jordan A. Costa
Title:	Managing Director

Dated: September 14, 2020